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                                                                   EXHIBIT 10.42
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                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                                INTERLIANT, INC.,

                                     AND THE

                                    INVESTORS

                           Dated as of April 16, 2001

                                TABLE OF CONTENTS

                                                                            Page

1.   Definitions. .............................................................1

2.   Required Registration. ...................................................2

3.   Incidental Registration. .................................................4

4.   Registration Procedures. .................................................6

5.   Expenses. ................................................................7

6.   Indemnification and Contribution. ........................................7

7.   Market Stand-Off Agreement. ..............................................9

8.   Miscellaneous. ...........................................................9

                                       i

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                          REGISTRATION RIGHTS AGREEMENT

     Registration Rights Agreement, dated as of April 16, 2001, among INTERLIANT, INC., a Delaware corporation (the "Company") and the INVESTORS (as hereinafter defined).

                                   WITNESSETH:
                                   ----------

     WHEREAS, the Company and the Investors have entered into a Securities Purchase Agreement (the "Purchase Agreement"), dated of even date herewith,
                         ------------------
pursuant to which the Company may issue and sell to the Investors, and the Investors may purchase from the Company, Convertible Notes (as such term is defined in the Purchase Agreement) in the aggregate principal amount of $19,000,000 and warrants (the "Warrants") to purchase shares of the Company's
                               --------
Common Stock, par value $.01 per share (the "Common Stock"); and
                                             ------------

     WHEREAS, in order to induce the Investors to enter into the Purchase Agreement (and to purchase such Convertible Notes and Warrants) the Company has agreed to provide certain registration rights with respect thereto;

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

     1. Definitions. The following terms shall have (unless other wise provided
        -----------
elsewhere in this Registration Rights Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     "Agreement" means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

     "Charter Investors" means Charterhouse Equity Partners III, L.P. and Chef
      -----------------
Nominees Limited.


     "Charter Registration Request" has the meaning given to it in Section 2(a).
      ----------------------------

     "Commission" means the United States Securities and Exchange Commission.
      ----------

     "Common Stock" has the meaning given to it in the recitals hereto.
      ------------

     "Convertible Notes" has the meaning given to it in the Purchase Agreement.
      ----------------

     "Demand Investor" has the meaning given in Section 3(c)(i).

     "Investors" means the Charter Investors and the Softbank Investors.

     "Maximum Offering Size" has the meaning given to it in Section 2(d).

     "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

     "Parity Piggyback Registration Securities" means those securities of the Company that have "Piggyback Registration Rights" pursuant to the Registration Rights Agreement dated as of January 27, 2000 among the Company and the other parties thereto.

     "Purchase Agreement" has the meaning given to it in the recitals hereto.

     "Registering Security Holder" has the meaning given to it in Section 3.

     "Registrable Securities" means, collectively, (i) the shares of Common Stock issuable upon conversion of the Convertible Notes, (ii) any shares of Common Stock issuable upon exercise of Warrants, (iii) any shares of Common Stock hereafter acquired by the Investors (excluding any shares of Common Stock acquired by any Investor prior to the date hereof) or (iv) any shares of Common Stock hereafter distributed to the Investors by the Company as a stock dividend, stock split, recapitalization, reclassification or otherwise with respect to the Convertible Notes, the Warrants or the shares of Common Stock covered by clauses
(i) (ii) or (iii) above; provided, however, that any such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities law then in force, (iii) such securities shall cease to be outstanding or (iv) such securities shall be eligible for sale pursuant to Rule 144(k) under the Securities Act or any successor rule which permits resale of such securities without restriction.

     "Securities Act" has the meaning given to it in Section 2(a).

     "Softbank Investors" means the entities set forth on the signature page hereto under the caption "Softbank Investors".

     "Softbank Registration Request" has the meaning given to it in Section
2(a).

     "Warrants" has the meaning given to it in the recitals hereto.

     2. Required Registration. (a) Upon receipt of a written request (x) from
        ---------------------
the Charter Investors (a "Charter Registration Request") or (y) from the Softbank Investors (a "Softbank Registration Request" and, collectively with a Charter Registration Request, a "Registration Request"), requesting that the Company effect the registration of Registrable Securities under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which the Company has been so requested to register by the Charter Investors or the Softbank Investors, as applicable; provided, however, that, subject to the provisions of the immediately following sentence, the Company shall not be required to effect more than four registrations of Registrable Securities on Form S-1 or Form S-2 pursuant to this Section 2 for the Charter Investors or more than four registrations of Registrable Securities on Form S-1 or Form S-2 pursuant to this Section 2 for the Softbank Investors. The Company shall be obligated to file an unlimited number of registration statements on Form S-3 (or any successor form) pursuant to any request therefor received from a Charter Investor or a Softbank Investor. In order to count as an "effected" registration statement, such registration statement shall not have been withdrawn and all Registrable Securities registered pursuant to it (excluding any overallotment shares) shall have been sold. The Company shall have the right to defer the filing of any registration statement requested pursuant to this Section 2 for a period not to exceed ninety (90) days if in the good faith determination of the Board of Directors of the Company the filing of such registration statement would be seriously detrimental to the Company.

     (b) If the Charter Investors or the Softbank Investors, as applicable, shall have delivered a Registration Request to the Company, the Company shall give written notice thereof to the Charter Investors (in the case of a Softbank Registration Request) and the Softbank Investors (in the case of a Charter Registration Request) at least 20 days before the initial filing with the Commission of the Registration Statement relating thereto, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as the Charter Investors (in the case of a Softbank Registration Request) or the Softbank Investors (in the case of a Charter Registration Request) may request. If the Charter Investors (in the case of a Softbank Registration Request) or the Softbank Investors (in the case of a Charter Registration Request) shall desire to have Registrable Securities registered under this Section 2(b), they shall advise the Company in writing within 10 days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to Section 2(d)(i), and shall use its best efforts to effect registration under the Securities Act of such shares.

     (c) Underwriters. The managing underwriter or underwriters of any public offering effected pursuant to this Section 2 shall be reasonably acceptable to the Charter Investors (in the case of a Charter Registration Request) or the Softbank Investors (in the case of a Softbank Registration Request) and the Company.

     (d) Priority in Requested Registration. If the managing underwriter of a registration pursuant to this Section 2 shall advise the Company in writing that, in its view, the number or proposed mix of securities requested to be included in such registration (including securities which the Company requests to be included ) exceeds the largest number of securities which can be sold without having a material adverse effect on such offering (the "Maximum Offering Size"), including the price at which such securities can be sold, the Company will include in such registration:

          (i) first, the Registrable Securities requested to be included in such registration by the Charter Investors or by the Softbank Investors, as applicable, pursuant to Section 2(a), and the Registrable Securities requested to be included in such registration by the Charter Investors (in the case of a Softbank Registration Request) or the Softbank Investors (in the case of a Charter Registration Request) pursuant to Section 2(b), allocated (if necessary) pro rata among the Charter Investors and the Softbank Investors on the basis of the relative number of Registrable Securities each of the Charter Investors and the Softbank Investors, as applicable, has requested to be included in such registration;

          (ii) second, securities of the Company to be sold for the account of the Company; and

          (iii) third, securities of the Company to be sold for the account of other persons, with such priorities among them as the Company shall determine.

     3. Incidental Registration.
        -----------------------

     (a) If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "Registering Security Holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the registration of shares of Common Stock of the Company, it will give written notice to all holders of Registrable Securities at least 30 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such holders may request.

     (b) Each holder of any such Registrable Securities desiring to have Registrable Securities registered under this Section 3 shall advise the Company in writing within 20 days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to Section 3(c), and shall use its best efforts to effect registration under the Securities Act of such shares.

     (c) Priority In Incidental Registrations. If the managing underwriter of a registration pursuant to this Section 3 shall advise the Company in writing that, in its view, the number or mix of securities (including all Registrable Securities) which the Company, the Charter Investors, the Softbank Investors and any other persons intend to include in such registration exceeds the Maximum Offering Size:

          (i) If such registration was initiated by the Company, and not by any other shareholder holding demand registration rights (a "Demand

Investor"), then the Company will include in such registration, in the priority listed below, securities up to the Maximum Offering Size:

          (A) first, securities of the Company to be sold for the account of the Company;

          (B) second, (x) the Registrable Securities requested to be included in such registration pursuant to Section 3 hereof by any Charter Investor or Softbank Investor holding such Registrable Securities and (y) the securities requested to be included in such registration by any holder of Parity Piggyback Registration Securities and by any Demand Investor, allocated (if necessary) pro rata among such Charter Investors, Softbank Investors, holders of Parity Piggyback Registration Securities and Demand Investors on the basis of the relative number of (I) Registrable Securities held by the Charter Investors and the Softbank Investors, and (II) Parity Piggyback Registration Securities held by the holders of Parity Piggyback Registration Securities; and

          (C) third, securities of the Company to be sold for the account of other persons, with such priorities among them as the Company shall determine.

     or

          (ii) If such registration was initiated by a Demand Investor, then the Company will include in such registration, in the priority listed below, securities up to the Maximum Offering Size:

          (A) first, the securities requested to be registered by such Demand Investor;

          (B) second, the Registrable Securities requested to be included in such registration by the Charter Investors, the Softbank Investors and the holders of Parity Piggyback Registration Securities pursuant to Section 3 hereof, allocated (if necessary) pro rata among all of such Charter Investors, Softbank Investors and holders of Parity Piggyback Registration Securities on the basis of the relative number of securities of the Company held by each such Charter Investor, Softbank Investor or holder of Piggyback Registration Securities;

          (C) third, securities of the Company to be sold for the account of the Company; and

          (D) fourth, securities of the Company to be sold for the account of other persons, with such priorities among them as the Company shall determine.

     4. Registration Procedures. If the Company is required by the provisions of
        -----------------------
Section 2 or 3 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 180 days;

     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days;

     (c) furnish to the Investors such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

     (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

     (e) furnish, in connection with any registration of Registrable Securities, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Investors, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Investors and, if such accountants refuse to deliver such letter to the Investors, then to the Company in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such holder(s) shall reasonably request;

     (f) enter into customary agreements (including an underwriting agreement in customary form with customary indemnification provisions) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

     (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

     It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of the Investors that (i) the Investors shall furnish to the Company such information regarding the securities held by the Investors and the intended method of disposition thereof as the Company shall reasonably request and as shall be required under the Securities Act in connection with the action taken by the Company and (ii) that the Investors shall deliver and perform under such underwriting agreement as may be reasonably requested by the underwriters.

     5. Expenses. All expenses incurred in complying with this Agreement,
        --------
including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company and counsel for the Investors, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 4(d), shall be paid by the Company, except that the Company shall not be liable for any fees, discounts or commissions to any underwriter in respect of the securities sold by the Investors.

     6. Indemnification and Contribution. (a) In the event of any registration
        --------------------------------
of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Investor, its directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls the Investor or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, the Investor or any such director or officer or participating Person or controlling Person may become subject under the Securities Act, the Securities Exchange Act, state securities or blue sky laws or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act, state securities or blue sky laws, any other statute or common law; and the Company shall reimburse the Investor or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by the Investor or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action;

provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by the Investor.

     (b) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Investor shall indemnify and hold harmless the Company, its directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls the Company or such participating Person within the meaning of the Securities Act, against any losses, claims, dam ages or liabilities, joint or several, to which the Company or any such director or officer or participating Person or controlling Person may become subject under the Securities Act, the Securities Exchange Act, state securities or blue sky laws or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case where such statement or omission is in conformity with written information provided by the Investor expressly for use therein, and shall reimburse the Company or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by the Company or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Investor shall not be liable for any amounts in excess of the net proceeds received by it for the sale of its shares. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by the Investor.

     (c) Each party entitled to indemnification under this Section 6 shall give notice to the party required to provide indemnification promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be approved by the indemnified party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 6. The indemnified party may participate in such defense at such party's expense; provided, however, that the indemnifying party shall pay such expense if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between the indemnified party and any other party represented by such counsel in such proceeding. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party.

     (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided that in the case of the Investor, such contribution shall not exceed any amounts in excess of the net proceeds received by the Investor for the sale of its shares. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reason ably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not also guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company and the Investors under this Section 6 shall survive the completion of any offering of Registrable Shares in a registration statement under Sections 2 and 3, and otherwise.

     7. Market Stand-Off Agreement. If requested by an underwriter of securities
        --------------------------
of the Company the Investors shall not sell or otherwise transfer or dispose of any securities held by them during the one hundred twenty (120) day period following the effective date of a Registration Statement; provided, that all officers and directors of the Company, as well as all beneficial owners of greater than 10% of the Company's Common Stock, enter into similar agreements.

     8. Miscellaneous.
        -------------

     (a) Remedies. The Investors, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless the Company and the Investors have approved the same in writing.

     (c) Notices. Any notice, demand, request, con sent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and (i) delivered in person with receipt acknowledged, (ii) sent by registered or certified mail, return receipt requested, postage prepaid, (iii) sent by overnight courier with guaranteed next-day delivery, or (iv) sent by telex or telecopier, in each case addressed as follows:

          (i) If to the Charter Investors, to them at:

                    c/o Charterhouse Group International, Inc.
                    535 Madison Avenue
                    New York, New York 10022-4299
                    Attention: Thomas C. Dircks
                    Fax: (212) 750-9704

          (ii) If to the Softbank Investors, to them at:

                    c/o Softbank Venture Capital
                    200 West Evelyn Avenue, Suite 200
                    Mountain View, California 94043
                    Attention: General Counsel

          (iii) If to the Company, to it at:

                    Interliant, Inc.
                    Two Manhattanville Road
                    Purchase, New York 10577
                    Attention: General Counsel

or at such other address as may be substituted by notice given as hereinprovided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, one business day after sent by overnight courier or on the day telexed or telecopied.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon (i) the successors of each of the parties hereto and (ii) the assigns of each of the Investors, including any Person to whom Registrable Securities are transferred if the transferee or assignee acquires at least twenty- five percent (25%) of the then outstanding Registrable Securities held by such Investor or if the transferee or assignee of Registrable Securities is a member, general partner, limited partner, retired partner or other affiliate of any Investor; provided that any such transferee or assignee shall execute a counterpart of, or shall otherwise become bound in writing by the requirements of, this Agreement and be considered an "Investor" for purposes of this Agreement.

     (e) Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which holders of then Registrable Securities would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this
Section 8(f) shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all holders of then Registrable Shares are entitled to receive in exchange for such Registrable Securities consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or other wise affect the meaning hereof.

     (g) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (i.e., without regard to its conflicts of law rules).

     (h) Severability. Wherever possible, each pro vision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any pro vision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                                  [END OF TEXT]

     IN WITNESS WHEREOF, the Company and the Purchaser have executed this Registration Rights Agreement as of the day and year first above written.

                                       INTERLIANT, INC.


                                       By: /s/ William A. Wilson
                                              --------------------------
                                          Name: William A. Wilson
                                          Title: CFO


                                       CHARTERHOUSE EQUITY PARTNERS III, L.P.


                                       By:  CHUSA EQUITY INVESTORS III, L.P.,
                                             General Partner

                                            By:  CHARTERHOUSE EQUITY III, L.P.,
                                                  General Partner

                                                 By: /s/ Jay M. Gates
                                                    --------------------
                                                    Name: Jay M. Gates
                                                    Title: SVP

                                       CHEF NOMINEES LIMITED

                                       By:  CHARTERHOUSE GROUP
                                             INTERNATIONAL, INC.,
                                                  Attorney-in-Fact

                                       By: /s/ Jay M. Gates
                                          --------------------------------------
                                          Name:  Jay M. Gates
                                          Title: SVP

Softbank Investors:                    SOFTBANK TECHNOLOGY VENTURES VI L.P.

                                       By:  SBTV VI LLC, General Partner

                                               By: /s/ Bradley A. Feld
                                                  ---------------------------
                                                 Name:
                                                 Title:


                                       SOFTBANK U.S. VENTURES VI L.P.

                                       By:  SBTV VI LLC, General Partner

                                               By: /s/ Bradley A. Feld
                                                  ---------------------------
                                                 Name:
                                                 Title:


                                       SOFTBANK TECHNOLOGY VENTURES
                                                ADVISORS FUND VI L.P.

                                       By:  SBTV VI LLC, General Partner

                                               By: /s/ Bradley A. Feld
                                                  ---------------------------
                                                 Name:
                                                 Title:


                                       SOFTBANK TECHNOLOGY VENTURES
                                                SIDE FUND VI L.P.

                                       By:  SBTV VI LLC, General Partner

                                               By: /s/ Bradley A. Feld
                                                  ---------------------------
                                                 Name:
                                                 Title: